UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    March 29, 2005
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                    Merrill Lynch Mortgage Investors, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           333-116820-03           13-3416059
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                        10080
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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     On March 29, 2005, a pooling and servicing agreement dated as of March 1,
2005 (the "Pooling and Servicing Agreement"), was entered into by and among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc., as master servicer, Clarion Partners, LLC, as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2005-MKB2 (the "Merrill Lynch Mortgage Trust 2005-MKB2"), Commercial Mortgage Pass-Through Certificates, Series 2005-MKB2 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class AJ, Class B, Class C, Class D and Class XP (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-116820). The Publicly-Offered Certificates were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Banc of America Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 21, 2005 (the "Underwriting Agreement"), between the Registrant and Merrill Lynch for itself and as representative of the other Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "MLML Mortgage Loan Purchase Agreement"). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Bank of America Mortgage Loans") were acquired by the Registrant from Bank of America, N.A. ("Bank of America") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "Bank of America Mortgage Loan Purchase Agreement"). The remaining mortgage loans backing the Publicly-Offered Certificates (the "KeyBank Mortgage Loans"; the MLML Mortgage Loans, the Bank of America Mortgage Loans and the KeyBank Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank") as seller pursuant to a mortgage loan purchase agreement dated as of March 21, 2005 (the "KeyBank Mortgage Loan Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement, the Bank of America Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan
Purchase Agreement, collectively, the "Mortgage Loan Purchase Agreements").

     Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller--MLML, Bank of America or KeyBank, as the case may be -- to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on March 25, 2005 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's



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

Form S-3 registration statement number 333-116820-03, for the Merrill Lynch Mortgage Trust 2005-MKB2, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Merrill Lynch Mortgage Trust 2005-MKB2.



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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March 31, 2005


                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                      By:     /s/ George H. Kok
                                           -----------------------------------
                                      Name:   George H. Kok
                                      Title:  Vice President



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